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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): October 6, 2005
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                               LUCILLE FARMS, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                          1-12506               13-2963923
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(State or Other Juris-         (Commission File No.)      (IRS Employer
diction of Incorporation)                                  Identification No.)


12 Jonergin Drive, PO Box 125, Swanton Vermont                    05488
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (802) 868-7051
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                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.     NOTICE OF DELISTING.

      On October 5, 2005, the Registrant received a letter from NASDAQ, dated October 4, 2005, notifying Registrant that the Nasdaq Listing Qualifications Panel has determined to delist the Company's securities from the Nasdaq Capital Market, effective with the open of business on Thursday, October 6, 2005, for its failure to be in compliance with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Company may request the Nasdaq Listing and Hearing Review Council to review the decision of the Nasdaq Listing Qualification Panel, but has not yet determined whether it will do so.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits

               EXHIBIT
               NUMBER                       EXHIBIT TITLE OR DESCRIPTION
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               99                           Press Release dated October 6, 2005


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                                   Signatures:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               LUCILLE FARMS, INC.



                               By:  /s/ Jay Rosengarten
                                    ----------------------------------------
                                    Jay Rosengarten, Chief Executive Officer




Date:    October 6, 2005


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